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                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Marc Schuman, Michael P. Lawlor, David J. Harris and Richard Fabietti his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Signature                          Title                 Date
              ---------                          -----                 ----


/s/Richard A. Brealey                           Trustee           June 14, 2005
-----------------------------------
Richard A. Brealey


Frederick C. Chen                               Trustee           June 14, 2005
-----------------------------------
Frederick C. Chen


Alan S. Parsow                                  Trustee           June 14, 2005
-----------------------------------
Alan S. Parsow


Thomas F. Robards                               Trustee           June 14, 2005
-----------------------------------
Thomas F. Robards


Larry M. Robbins                                Trustee           June 14, 2005
-----------------------------------
Larry M. Robbins


Michael Seely                                   Trustee           June 14, 2005
-----------------------------------
Michael Seely


Stephen J. Baker                                Trustee           June 14, 2005
-----------------------------------
Stephen J. Baker